EXHIBIT 10.3


                              THE AMPEX CORPORATION

                                  SAVINGS PLAN

                               (1997 Restatement)


688857.1

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                              THE AMPEX CORPORATION
                                  SAVINGS PLAN

                               (1997 Restatement)

                                Table of Contents


INTRODUCTION...................................................................1

ARTICLE I         DEFINITIONS   . ............................................ 3

ARTICLE II        ELIGIBILITY.................................................16

ARTICLE III       PARTICIPATION...............................................19

ARTICLE IV        COMPANY CONTRIBUTIONS.......................................27

ARTICLE V         CHANGE IN ALLOCATION TO INVESTMENT FUNDS....................36

ARTICLE VI        CHANGE IN OR SUSPENSION OF EMPLOYEE
                  CONTRIBUTIONS...............................................38

ARTICLE VII       TRUST FUNDS, TRUSTEE AND INVESTMENT
                  MANAGER.....................................................39

ARTICLE VIII      VALUATION OF TRUST FUNDS....................................47

ARTICLE IX        DISTRIBUTION UPON SEPARATION FROM SERVICE...................48

ARTICLE X         WITHDRAWAL DURING EMPLOYMENT................................54

ARTICLE XI        VESTING AND FORFEITURES.....................................57

ARTICLE XII       ADMINISTRATION..............................................58

ARTICLE XIII      NONASSIGNABILITY............................................64

ARTICLE XIV       AMENDMENT, TERMINATION, MERGER OR
                  CONSOLIDATION...............................................66

ARTICLE XV        GENERAL PROVISIONS..........................................68


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ARTICLE XVI       TOP HEAVY...................................................70

EXECUTION.....................................................................74



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                              THE AMPEX CORPORATION
                                  SAVINGS PLAN

                               (1997 Restatement)

                                  INTRODUCTION

         Effective July 24, 1992, Ampex Systems Corporation ("Ampex") became the successor to Ampex Corporation. Effective April 22, 1994, Ampex Corporation became the successor to Ampex Systems Corporation.
         Effective May 1, 1956, Ampex Corporation had established the Ampex Corporation Employees' Profit Sharing and Retirement Trust, so that its eligible employees and the eligible employees of other corporations which adopted the Trust with the consent of Ampex Corporation could provide for their future security by accumulating funds and sharing in their respective employer's profits. Thereafter, the document evidencing the Trust was amended and restated in the form of a separate plan document entitled "Ampex Corporation Employees' Supplemental Retirement Plan" (the "Plan"), and the trust incorporated therein was set forth in a trust agreement entitled "Ampex Corporation Employees' Supplemental Retirement Trust".
         The Plan was further amended and restated effective August 1, 1984, as "The Ampex Corporation Savings and Signal Stock Purchase Plan", among other things to include a qualified cash or deferred arrangement in accordance with the provisions of Section 401(k) of the Code.
         The Plan was further amended and restated, effective September 20, 1985, as "The Ampex Corporation Savings and Stock Purchase Plan" and subsequently amended, effective August 1,
1986 and September 21, 1986.
         The Plan was further amended and restated in its entirety, effective December 16, 1988, as "The Ampex Corporation Savings Plan" and subsequently amended on two occasions, effective

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January 1, 1987 and January 1, 1992.
         The Plan was further amended and restated in its entirety, effective January 1, 1993 as "The Ampex Systems Corporation Savings Plan", and was subsequently amended on five occasions.
         The Plan is hereby further amended and again restated in its entirety, effective January 1, 1997, as "The Ampex Corporation Savings Plan" in order to incorporate the relevant provisions of the last five amendments into one restated Plan document, to delete Plan provisions that are no longer relevant, and to make certain clarifying changes to the Plan, as such Plan was in effect on December 31, 1996. No provision of this Plan as hereby amended and restated shall divest any previously accrued or vested interest.
         The Plan is intended to retain its status as a tax-exempt and qualified profit sharing plan under Section 401(a) of the Internal Revenue Code of 1986 as amended and as an employee pension plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974 as amended. The Plan is also intended to qualify as a "404(c) plan" within the meaning of Section 404(c) of ERISA. The Plan is further intended to be an "eligible individual account plan" under Section 407 of ERISA, that is designed to hold up to 100% of its assets in stock of Ampex Corporation ("Ampex Stock").
         Notwithstanding the foregoing, any Plan provision regarding the investment of Participants' accounts in shares of Ampex Stock or the payment of contributions in shares of Ampex Stock shall not be effective until such date as the Board of Directors of Ampex specifies in a duly adopted resolution (which effective date shall not be retroactive).

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                                    ARTICLE I

                                   DEFINITIONS

         1.1 "Accounts" of a Participant shall mean his Company Matching Account, Employee Regular Account, Employee Tax Saver Account, and Rollover Account, as the context indicates.
         1.2 "Administrator" shall mean Ampex acting through its officers, except that if Ampex appoints a Committee under Article XII, the term shall mean the Committee as to duties, powers and responsibilities specifically conferred thereon by Ampex.
         1.3 "Affiliate" shall mean any employer which is not a Company but which, at the time of reference, was, with a Company, a member of a controlled group of corporations or a trade or business under common control, as determined under Section 414(b) and (c) of the Code and, for purposes of Section 415 of the Code, under Section 415(h) of the Code.
         1.4 "Ampex" shall mean (a) until July 24, 1992, Ampex Corporation, originally a California corporation, and then a Delaware corporation, which recently changed its name to Xepma I Inc., (b) from July 24, 1992 until April 22, 1994, Ampex Systems Corporation, a Delaware corporation, which succeeded to the business of Xepma I Inc., and (c) on and after April 22, 1994, Ampex Corporation, a Delaware Corporation (the successor in interest to Ampex Systems Corporation).
         1.5 "Annual Addition" of a Participant for the Plan Year in question shall mean the sum of:
          (a) Company Matching Contributions and forfeitures allocated to his Company Matching Account for that Plan Year;
          (b) Employee Tax Saver Contributions allocated to his Tax Saver Account for that Plan Year;
          (c) Company or Affiliate contributions and forfeitures

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allocated to his account under all other qualified defined  contribution  plans, if any, of the Company or any Affiliate for that Plan Year;
          (d) The sum of his Employee Regular Contributions under the Plan and his personal contributions under all other qualified defined contribution plans, if any, of the Company and all Affiliates for that Plan Year;
          (e) Company or Affiliate contributions allocated after 1984 to all individual medical accounts (within the Section 415(1) (1) of the Code), if any, which are under any qualified defined benefit plan of the any Affiliate; and
          (f) For purposes of applying the limitation in Section 415(c) (1) (A) of the Code, Company or Affiliate contributions paid or accrued, if any, and allocated to the separate account of a Key Employee for the purpose of providing post-retirement medical benefits.
     1.6 "Basic Compensation" shall mean full salary, wages and, in the case of persons employed in a sales or sales supervisory capacity, commissions based on sales under a policy approved by a divisional general manager, due for a particular pay period of a Company, exclusive of overtime, shift differential, unused vacation paid upon termination of employment, bonuses or any other form of premium or incentive pay, and with respect to a Participant to whom ss. 4.1 applies, before any reduction under ss. 3.2(a)(ii). (a) No portion of the Basic Compensation of any Employee which exceeds the dollar limit prescribed in
Section 401(a)(17) of the Code (as adjusted pursuant to Sections 401(a)(17) and 415(d) of the Code) shall be taken into account for any purpose under the Plan for any Plan Year, and (b) in applying the dollar limit, ss. 1.26(e) shall apply except that the term "Family Member" shall only include a spouse or a lineal descendant who has not attained age 19 before the close of the Plan Year.
     1.7 "Basic Contributions" shall mean the aggregate of a Participant's Employee Tax Saver and Employee Regular

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Contributions  for a month  which does not  exceed an amount  equal to 8% of the
Participant's Basic Compensation for that month.
     1.8 "Board of Directors" shall mean the Board of Directors of Ampex.
     1.9 "Break in Service Year" of any Employee or former Employee shall mean a period of twelve consecutive months during which the Employee receives no Credited Service; provided, however, that if the Employee provides to the Committee such timely information as the Committee may reasonably require to establish that the Employee is absent owing to pregnancy of the Employee, birth of a child of the Employee, placement of a child with the Employee in connection with adoption of the child by the Employee or the care of the child following such birth or placement (a "Child-Related Absence"), no Break In Service Year shall include any portion of the twelve-consecutive month period beginning on the first day for which the Employee, because of the Child-Related Absence, is not credited with Credited Service pursuant to ss. 1.16.
         1.10 "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.
         1.11 "Committee" shall mean the Committee, if any, appointed pursuant to Article XII.
         1.12 As the context requires, "Company" or "Companies" shall mean Ampex, any Affiliate which has adopted or which subsequently adopts the Plan as a whole or as to one or more divisions or classifications in accordance with
Article XV, and any successor thereto which continues the Plan under ss. 14.3(a), acting through their respective officers.
         1.13 "Company Matching Account" shall mean the account that holds a Participant's Company Matching Contributions and the investment results thereof.
         1.14  "Company Matching Contributions" shall mean

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contributions made by a Company under ss. 4.2 or 4.3.
         1.15 "Contribution" shall mean a contribution referred to in  ss. 1.14,
1.21 or 1.23, as the context dictates.
         1.16 (a) "Credited Service" shall mean that period of time, beginning on the date on which an Employee first renders one Hour of Service, that the Employee performs services for the Company. An Employee's Credited Service shall be determined without regard to whether he is a Participant during his period of service with the Company and shall also include those periods, up to one year each, during which the Employee is on a leave of absence, is disabled, is on sick leave, or is on vacation or holiday. In addition, if an Employee ceases to be an Employee and then resumes Employee status within twelve consecutive months immediately following the date of such cessation, his Credited Service shall also include each day during the period following the time he ceases to be an Employee and ending with the day he again becomes an Employee. An Employee's Credited Service shall be expressed in years and portions of years and shall be measured in cumulative daily increments (including holidays, weekends and other nonworking days) with 365 days of Credited Service equaling a year of Credited Service irrespective of whether the year of Credited Service was completed within a twelve-consecutive-month period. For purposes of determining an Employee's Credited Service under this provision, the term "Employee" shall mean any employee of a Company or an Affiliate, and the term "Company" shall include all Affiliates. If the Company maintains an employee plan of a predecessor employer, all service for the predecessor employer shall be treated as service for the Company for purposes of computing Credited Service.
                  (b) In the case of an Employee who was or would be entitled to be credited with "years of service" under the provisions of the Plan as in effect before May 23, 1987, Credited Service shall also include (1) a number of years equal to the number of "years of service" credited to such employee

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before January 1, 1987; and (2) the greater of:
                           (i)  the  service   taken  into  account  under  such
previous provisions from January 1, 1987 to and including May 22, 1987; or
                           (ii) the period of service  that would be credited to
such employee under the method described in subsection (a) during the Plan Year beginning on January 1, 1987.
         1.17 "Deferral Compensation" shall mean, for purposes of applying ss.ss. 1.18, 3.11 and 4.4 and the discrimination tests of Sections 401(k)(3) and 401(m)(2) of the Code with respect to any eligible Employee (as described in ss.ss. 1.18 and 4.4(b)), the sum of (a) his or her Statutory Compensation, (b) his or her Employee Tax Saver Contributions, and (c) any other amounts which are contributed to an employee benefit plan by a Company or Affiliate pursuant to a salary reduction agreement and are not includible in gross income under Section 125, 401(k), 402 (a) (8) or 402(h) of the Code. Compensation for periods prior to the time that the individual becomes a Participant shall not be taken into account. (1) No amount in excess of the dollar limit prescribed in Section 401
(a) (17) of the Code (as adjusted pursuant to Sections 401(a)(17) and 415(d) of the Code) shall be taken into account under this S 1.15 for any Plan Year, and
(2) in applying the dollar limit, ss. 1.26(e) shall apply except that the term "Family Member" shall only include a spouse or a lineal descendant who has not attained age 19 before the close of the Plan Year.
         1.18 "Deferral Percentage" shall mean:
                  (a) with respect to Highly Compensated Employees, the average of the decimal numbers, obtained by (i) dividing (a) the amount (if any) credited to Employee Tax Saver Account of each such Employee who is employed by a Company to which ss. 4.1 is applicable, and who is eligible to participate in the Plan, for the Plan Year in question, by (b) his Deferral Compensation for such Plan Year, and (ii) applying all aggregation rules set forth in ss. 3.11(b); and

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          (b)  with  respect  to  Employees  who  are  not  Highly   Compensated
Employees, the average of the decimal numbers, obtained by (i) dividing (a) the amount (if any) credited to Employee Tax Saver Account of each such Employee who is employed by a Company to which ss. 4.1 is applicable, and who is eligible to participate in the Plan, for the Plan Year in question, by (b) his Deferral Compensation for such Plan Year, and (ii) applying the aggregation rule set forth in ss. 3.11(b)(i).
         1.19 "Employee" shall mean any employee of any Company or Affiliate, excluding:
                  (a) a temporary employee, that is, one who (i) is employed to do a specific job for a limited period of time, and (ii) performs less than 1,000 Hours of Service in any twelve- consecutive-month period;
                  (b) a director who is not otherwise an Employee; and (c) a nonresident alien who is not receiving U.S.
source income from a Company or an Affiliate.
         1.20 "Employee Regular Account" shall mean the account that holds a Participant's Employee Regular Contributions, amounts previously held in his "Employee Special Account" under the Plan as in effect before December 16, 1988, and the investment results thereof.
         1.21 "Employee Regular Contributions" or "Regular Contributions" shall mean a Participant's contributions of up to and including 18% of his Basic Compensation made in accordance with Article III.
          1.22 "Employee Tax Saver Account" shall mean the account that holds a Participant's Employee Tax Saver Contributions and the investment results thereof.
         1.23 "Employee Tax Saver Contributions" or "Tax Saver Contributions" shall mean contributions of a Company on behalf of a Participant of up to and including 16% of his Basic Compensation, made in accordance with ss. 4.1.
         1.24     "ERISA" shall mean the Employee Retirement Income

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Security Act of 1974, as amended. Reference to a specific section of ERISA shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.
         1.25  "Hardship"  of  a  Participant   shall  mean,   subject  to  such
limitations as may be imposed by law or regulation, an immediate and heavy, and as to such Participant, an unusual, financial need involving the Participant's primary residence, his education affecting his employment with a Company, education of his children or other dependents, medical, dental or funeral expenses for members of his family, judgments, awards or other liabilities which might otherwise result in levy of execution upon the property or compensation of himself and/or his spouse, or other events of equal seriousness and financial impact, all as determined by the Administrator in its discretion in accordance with uniform and nondiscriminatory standards adopted for this purpose and uniformly interpreted and consistently applied.
         1.26 "Highly Compensated Employee" shall mean any Employee who performs services for a Company or Affiliate during the Determination Year and who:
                  (a) During the Look-Back Year (i) was a 5-percent owner (within the meaning of Section 414(q) (3) of the Code) (a "5% owner"), (ii) received Compensation in excess of $75,000 (as adjusted pursuant to Sections 414(q) (1) and 415(d) of the Code), (iii) received Compensation in excess of $50,000 (as adjusted pursuant to Sections 414(q) (1) and 415(d) of the Code) and was a member of the top-paid group (within the meaning of Section 414(q)(4) of the Code) for such Year, or (iv) was an officer of a Company or Affiliate and received Compensation for such Year that is greater than 50% of the dollar limitation in effect under Section 415(b)(1)(A) and (d) of the Code or (if no officer has Compensation in excess of that threshold for such Year) the highest paid officer for such Year;

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         (b) (i) Would be described in clause (ii) , (iii) or (iv) of subsection
(a)  above  if the  term  "Determination  Year"  were  substituted  for the term
"Look-Back Year", and (ii) is one of the 100 Employees who received the most Compensation for the Determination Year; or
         (c) Is a 5% Owner at any time during the Determination Year.
         (d) Subject to the satisfaction of such conditions as may be prescribed under Section 414(q)(12)(B)(ii) of the Code, Ampex may elect for any Plan Year to apply subsection (a)(ii) above by substituting "$50,000'. for "$75,000" and not to apply subsection (a)(iii) above.
         (e) If an Employee is, at any time during a Determination or Look-Back Year, a spouse, lineal ascendant or descendant, or spouse of a lineal ascendant or descendant (a "Family Member") of either (i) a 5% Owner who is an active or former Employee or (ii) a Highly Compensated Employee who is one of the ten most highly compensated employees ranked on the basis of Compensation paid for such Year (a "Family Employee"), then for such Year the Family Member and the Family Employee shall be aggregated and treated as one Employee receiving Compensation and contributions under the Plan equal to the sum of such Compensation and contributions received by the Family Member and the Family Employee.
         (f) The determination of who is a Highly compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees and the number of Employees treated as officers, shall be made in accordance with Section 414(q) of the Code.
         (g) For purposes of this ss. 1.26, (i) "Determination Year" shall mean the Plan Year for which the determination is being made; (ii) "Look-Back Year" shall mean the Plan Year immediately preceding the Determination Year; and (iii) "Compensation" shall mean Deferral Compensation (as defined in ss. 1.17, but without regard to the last sentence thereof).

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         1.27  (a) An "Hour of Service" of an Employee shall mean:
                           (i) Each hour for which an Employee is either
directly or indirectly paid or entitled to payment by a Company or an Affiliate for the performance of duties during the applicable computation period. These hours shall be credited to the Employee for the computation period in which the duties were performed; and
                           (ii) Each hour in or attributable to a period of time
during  which he  performs  no  duties  (irrespective  of  whether  he had had a
Separation from Service) due to a vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or a leave of absence, for which he is so paid or so entitled to payment; provided, however, that:
                    (a) no more than 501 Hours of Service shall be credited under this paragraph to an Employee on account of any such period; and
                    (b) no such hours shall be credited to an Employee if attributable to payments made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws or to a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.
                           (iii) Each hour for which he is entitled to back pay,
irrespective of mitigation of damages, either awarded or agreed to by a Company or an Affiliate.
                           (iv) Solely for purposes of ss. 1.9,  each hour in or
attributable to a Plan Year during which the Employee performs no duties for a Company or an Affiliate (irrespective of whether he had a Separation from Service) due to an absence from work:
                  (a) by reason of pregnancy of the Employee,
                  (b) by reason of the birth of a child of the Employee,
                  (c) by reason of the placement of a child

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with the Employee in connection with the adoption of such child by the Employee,
or
                  (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. subject, however, to the provisions of paragraphs (v),(vi) and (vii).
                  (v) The hours described in paragraph (iv) are:
                  (a) the Hours of Service which otherwise would normally have been credited to the Employee but for such absence, or
                  (b) in any case in which the Plan is unable to determine such hours, eight Hours of Service per day of such absence; provided, however, that the total number of hours treated as Hours of Service under paragraph (iv) by reason of such pregnancy or placement shall not exceed 501.
                  (vi) The hours described in paragraph (v) shall be treated as Hours of Service under paragraph (iv):
                  (a) only in the Plan Year in which the absence from work for such reason or purpose begins if the Employee would be prevented from incurring a Break in Service Year in such Plan Year solely because of the provisions of paragraphs (iv) and (v); or
                  (b) in any other case, in the immediately following Plan Year.
                  (vii) No credit for hours referred to in paragraphs (iv), (v) and (vi) shall be given unless the Employee furnishes to the Administrator such timely information as the Administrator may reasonably require to establish:
                  (a) that the absence from work is for a reason or purpose referred to in paragraph (iv), and
                  (b) the number of days for which there was such an absence.
                  (b) Hours of Service under subsections (a)(ii) and (a)(iii) shall be calculated in accordance with 29 C.F.R. Section 2530.200b-2(b). Each Hour of Service shall be

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attributed  to the Plan  Year or  initial  eligibility  year in which it  occurs except to the extent that a Company or an Affiliate, in accordance with 29 C.F.R. Section 2530.200b-2(c), credits such Hours to another computation period under a reasonable method consistently applied.
                  (c) The number of an Employee's Hours of Service shall be determined from the records of his Company or Affiliate.
                  (d) Where such records do not permit determination of an Employee's actual hours, Hours of Service before 1976 shall be the product of:
                (i) forty, and
               (ii) the number of weeks in which he had an Hour of Service.
         1.28     "Investment  Funds"  shall mean  (collectively)
                  (a) The Stock Fund (as defined in ss. 1.36),
                  (b) The Prior Fixed Income Fund (as defined in ss. 7.4(a)), and
                  (c) The other investment funds established or maintained pursuant to ss. 7.4(b).
         As provided in ss.ss. 3.2(b) and 7.5, neither Contributions nor transfers shall be paid into the Prior Fixed Income Fund.
         1.29 "Participant" shall mean any person included in the Plan as provided in Article II.
         1.30 "Plan" shall mean The Ampex Corporation Savings Plan (formerly the Ampex Systems Corporation Savings Plan), as set forth in this instrument and as heretofore and hereafter amended from time to time.
         1.31 "Plan Year" shall mean the calendar year, including such years preceding the adoption of the Plan.
         1.32 "Retirement" shall mean retirement on any date permitted by the Ampex Corporation Employees' Retirement Plan or any Company's defined benefit pension plan under which the retirement occurs.
         1.33  "Rollover Account" shall mean the account that holds

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transfers to the Plan made by or on behalf of a Participant under ss. 3.13.
         1.34 "Separation from Service" of an Employee shall mean the time when the employer-employee relationship with the Company or an Affiliate is terminated for any reason including, but not by way of limitation, a termination by resignation, release, discharge, death, total disability, Retirement or layoff, but excluding any such Separation from Service where there is a simultaneous reemployment by either the Company or an Affiliate.
                  (a) A leave of absence authorized by the Company or an Affiliate in accordance with established policies, military leave or a vacation period shall not constitute a Separation from Service; provided, however, that failure to return to work upon expiration of any leave of absence, military leave or vacation shall be considered a resignation.
                  (b) Any Employee who leaves his Company or Affiliate directly to perform service in the Armed Forces of the United States or the United States Public Health Services under conditions entitling him to reemployment rights as provided in the laws of the United States, shall, solely for the purposes of the Plan and irrespective of whether he is compensated by any Company or Affiliate during such period of service, be considered to be on military leave. Such leave shall expire if such Employee voluntarily resigned from his Company or Affiliate during such period of service, or if he fails to make application for reemployment within the period specified by such laws for the preservation of his reemployment rights.
         1.35 "Statutory Compensation" of a Participant for any Plan Year means his compensation for such Plan Year as shown on his IRS Form W-2.
         1.36 "Stock Fund" shall mean the Investment Fund, if

688857.1
                                       14
any, that is invested primarily in shares of common stock of Ampex.
         1.37 "Supplement" shall mean any supplement or supplements which (a) have been added to the Plan by amendment from time to time, (b) have become a part of and are affixed to the Plan, and (c) remain part of the Plan as of the time of reference.
         1.38 "Supplemental Contributions" shall mean the aggregate of a Participant's Tax Saver and Regular Contributions which exceeds an amount equal to 8% of the Participant's Basic Compensation for a month, but does not exceed the percentage provided in ss. 3.12.
         1.39 "Trust Agreements" shall mean the trust agreements between Ampex and the Trustees, as they may be amended from time to time, providing for the investment and administration of the Trust Funds. By this reference, the Trust Agreements are incorporated in and made part of the Plan.
         1.40 "Trust Funds" shall mean the funds established under Trust Agreements by contributions made pursuant to the Plan from which any amounts payable under the Plan are to be paid.
         1.41 "Trustees" shall mean (a) State Street Bank and Trust Company, as trustee of the Trust Fund maintained for investment of the Stock Fund, if any, and the Prior Fixed Income Fund as defined in ss. 7.4(a)) ("Trustee A"), and (b) Fidelity Management Trust Company, as trustee of the Trust Fund maintained for investment of all other assets of the Plan ("Trustee B").
         1.42 "Valuation Date" shall mean any day as of which the values of the Trust Funds are determined by the Trustees in accordance with the provisions of
Article VIII.


688857.1
                                       15

                                   ARTICLE II
                                   ELIGIBILITY

     2.1 (a) Any person who is presently a Participant shall remain a Participant until he has a Separation from Service.
          (b) Subject to ss. 4.2(c), any Employee of a Company who on any date:
                (i) has completed at least one Hour of Service;
and
               (ii) is not in a bargaining unit which is covered by a collective bargaining agreement with respect to which retirement benefits were the subject of good faith bargaining (unless such agreement provides for the coverage of Employees in such unit under the Plan), shall become a Participant on the first day of the calendar month that is immediately following the calendar month in which the Employee has satisfied such requirements, provided the Employee has filed an application to participate in accordance with ss. 3.2.
          (c) Any Participant whose participation terminates shall again become a Participant effective as of his first subsequent Hour of Service as an Employee of a Company in a portion or classification which is not within a bargaining unit described in subsection (b)(ii) if he again files an application to participate in accordance with ss. 3.2.
          (d) An individual who was not an Employee of a Company, or who was in a bargaining unit described in subsection (b)(ii), on the first day on which he first met all other eligibility requirements shall become a Participant effective as of the next day on which he completes an Hour of Service as an Employee of a Company, in a position or classification which is not within a bargaining unit described in subsection (b)(ii), if he files an application to participate in accordance with ss. 3.2.

688857.1
                                       16

         2.2 Notwithstanding ss. 2.1, any Employee who is subject to or eligible to participate in any other savings, thrift or similar contributory plan to which the Company makes contributions on his behalf or with respect to his employment, and which is qualified under Section 401(a) of the Code, shall not be eligible to participate in the Plan.
         2.3 (a) A Participant who becomes subject to or eligible to participate in a plan described in ss. 2.2, or who is transferred directly to a position or classification with the Company which is within a bargaining unit covered by a collective bargaining agreement which does not provide for the coverage of Employees in such unit under the Plan and with respect to which retirement benefits were the subject of good faith bargaining, shall thereupon become a Participant on inactive status.
                  (b) All provisions of the Plan will continue to apply to a Participant on inactive status, but such a Participant shall cease making contributions under Article III and shall not share in allocations under ss. 4.2, except that, for the Plan Year in which such change in Plan coverage or transfer occurs, such Participant shall share in such allocations only on the basis of his Basic Compensation received in such Plan Year while a Participant and prior to the effective date of such change or transfer.
                  (c) If a Participant on inactive status ceases to be subject to or eligible to participate in all plans described in ss. 2.2 or is retransferred to a position or classification which is not within a bargaining unit covered by such a collective bargaining agreement, he shall thereupon be restored to active status. If such change in Plan coverage or retransfer occurs during a Plan Year, the retransferred Participant shall share in allocations under ss. 4.2 only on the basis of his Basic Compensation received in such Plan Year on and after the effective date of such retransfer.
     2.4  To the extent required by Section 414(n) of the Code,

688857.1
                                       17
any individual who is a leased employee of any Company or Affiliate (within the meaning of Section 414(n) of the Code) (a "Leased Employee") shall be treated as an "employee"; provided, however, that no Leased Employee shall be eligible to become a Participant or to make transfers to the Trust Funds pursuant to ss. 3.13.


688857.1
                                       18

                                   ARTICLE III
                                  PARTICIPATION

         3.1 Participation in the Plan is voluntary. 3.2 Each eligible Employee who elects to participate in the Plan shall file an application in a manner prescribed by the Administrator, upon forms prescribed and furnished by it, in which he:
                  (a)  shall specify either:
                           (i) the  amount  of  Employee  Regular  Contributions
which he wishes to contribute to the Plan, and/or
                           (ii) if ss. 4.1 applies to his Company, the amount by
which he wishes to have his Basic Compensation reduced which shall result in Employee Tax Saver Contributions by his Company to the Plan on his behalf;
                  (b) shall specify the percentage or percentages of his Employee Regular Contributions, Tax Saver Contributions and Company Matching Contributions that are to be invested in each of the Investment Funds, except that such Employee Regular Contributions, Tax Saver contributions and Company Matching contributions shall not be invested in the Prior Fixed Income Fund;
                  (c) shall designate a beneficiary or beneficiaries to receive any payment or distribution which may be due upon his death; provided, however, that a married Participant may not designate any beneficiary other than his spouse without the written consent of his spouse, which consent (i) acknowledges the effect of such designation and consent upon the spouse's rights otherwise provided under ss. 9.2(a)(i), (ii) is witnessed by a Plan representative or a notary public, (iii) identifies the beneficiary or beneficiaries

688857.1
                                       19
for which the consent is given, and (iv) applies only to the beneficiary or beneficiaries so designated; and
                  (d) shall submit such other or additional information as in the opinion of the Administrator is desirable or necessary in the operation of the Plan.
         3.3 Subject to ss.ss. 3.9, 3.10 and 3.12, a Participant's Employee Tax Saver Contributions may be from 1% through 16%, in whole percentage increments, of his Basic Compensation.
         3.4 Subject to ss.ss. 3.11 and 3.12, a Participant's Employee Regular Contributions may be from 1% through 18%, in whole percentage increments, of his Basic Compensation.
         3.5 To the extent permitted by Article VI or other provisions of the Plan and approved by the Administrator, a Participant may change, delete or add to any of the specifications or designations made by him in his application under ss. 3.2.
         3.6 Employee Regular Contributions shall be deducted from the Participant's pay and paid by the Company on his behalf to the Plan.
         3.7 Each Participant may direct from time to time, on such election form as the Administrator may prescribe or in such other manner as the Administrator may designate, and at such times as the Administrator may permit, that the aggregate contributions to his Accounts be allocated to any combination of the Investment Funds (other than the Prior Fixed Income Fund) in whole multiples of a percentage to be determined by the Administrator, provided that the total of the percentages specified shall not exceed 100%.
         3.8  A change in beneficiary designation may be made by

688857.1
                                       20
a Participant at any time by written notice filed in the manner prescribed by the Administrator upon forms described and furnished by it; provided, however, that no designation or change of designation shall be effective unless filed in the manner proscribed by the Administrator prior to a Participant's death and unless it complies with the provisions of ss. 3.2(c).
         3.9 Notwithstanding any contrary Plan provision, the Administrator (in its discretion) (a) may suspend, limit or modify any Participant's Employee Tax Saver election at any time in order to prevent the cumulative amount of the Participant's Employee Tax Saver Contributions for any calendar year from exceeding the Section 401(k) Ceiling (as defined below); and (b) may (but shall have no obligation whatsoever to) cause any amount allocated to the Plan as an excess deferral (with or without any income allocable to such amount) to be distributed to the Participant in accordance with Section 402(g)(2)(A)(ii) of the Code. "Section 401(k) Ceiling" shall mean a dollar amount equal to $7,000 (as adjusted pursuant to Sections 402(g)(5) and 415(d) of the Code).
         3.10 (a) Notwithstanding any contrary Plan provision, one of the following requirements shall be satisfied for each Plan Year:
                           (i) the Deferral  Percentage  for Highly  Compensated
Employees shall not exceed the Deferral Percentage for all other Employees by 1.25; or
                           (ii) the Deferral  Percentage for Highly  Compensated
Employees shall not exceed the Deferral Percentage for all other Employees by more than two percentage points, and the Deferral Percentage for Highly Compensated Employees shall

688857.1
                                       21
not exceed the Deferral  Percentage  for all other Employees multiplied  by two.
                  (b) The Administrator (in its discretion) (i) may suspend, limit or modify any Participant's Employee Tax Saver Election at any time in order to satisfy the requirements set forth in subsection (a); and (ii) may make a distribution from the Employee Tax Saver Accounts of Participants who are, and former Participants who were, Highly Compensated Employees to such Participants of amounts proportionate to their respective Employee Tax Saver Contributions for such Plan Year which (alone or in connection with other action taken under ss. 3.9, 3.11(b) or 4.3) will result in a Deferral Percentage for such Plan Year with respect to Employees who are not Highly Compensated Employees which satisfies the requirements set forth in subsection (a). To the extent permitted under Section 401(k) of the Code, a Participant who would otherwise receive a distribution pursuant to this subsection (b) may elect to have all or a portion of such distribution transferred to his Employee Regular Account, provided that the requirements of ss. 3.11 are satisfied.
                  (c) For purposes of determining the Deferral percentages under Subsection (a) for any Plan Year, only Employee Tax Saver Contributions shall be taken into account and only if such contributions (i) are allocated to a Participant's Employee Tax Saver Account as of a date within such Plan Year and
(ii) relate to compensation that, but for the election to defer, either would have been paid during such Plan year or is attributable to services performed in such Plan year and would have been paid within two and one-half months after the end of such Plan year.
         3.11 (a) In order to assure that the limitation described in Section 401(m) of the Code will be satisfied, the Employee Regular Contributions made by Highly Compensated Employees shall be subject to ss. 4.4.
                  (b) The Deferral Percentage for the Highly Compensated

688857.1
                                       22

Employees or non-Highly Compensated Employees who are employed by a Company to which ss. 4.1 is applicable, and who are eligible to participate in the Plan, for the Plan Year in question, shall be calculated in accordance with ss. 1.18 by computing the average of the decimal numbers (calculated separately for each such Employee) (the "Deferral Rates") determined by dividing (1) the total of all Employee Tax Saver Contributions made by such Employee and credited to his Account for the Plan Year, by (2) such Employee's Deferral Compensation for the Plan Year. In computing any such Employee's Deferral Rate, the following special rules shall apply:
                           (i) If any Company or Affiliate  maintains  any other
cash or deferred arrangement which is aggregated by Ampex with this Plan for purposes of applying Section 401(a)(4) or 410(b) of the Code, then all such cash or deferred arrangements shall be treated as one plan for purposes of applying ss. 3.10.
                           (ii)  If  a   Highly   Compensated   Employee   is  a
participant in any other cash or deferred arrangement maintained by any Company or Affiliate, then the separate Deferral Rates determined for such Employee under all such cash or deferred arrangements shall be aggregated with the separate Deferral Rate determined for such Employee for purposes of applying ss. 3.10.
                           (iii) If a Highly Compensated  Employee is subject to
the family aggregation rules of ss. 1.26(e), the Deferral Rate of the family unit shall be determined by using the combined Deferral Rate of all eligible Family Members.
                           (c) In the  event  that (but for the  application  of
this subsection (c)) the Administrator determines that the Deferral Percentage for the Highly Compensated Employees would exceed the maximum permitted under ss. 3.10(a) for a Plan Year (the "ADP Maximum"), then the Administrator (in its discretion) may reduce, in accordance with ss. 3.10(b), the percentage or amount of Employee Tax Saver Contributions subsequently to be contributed on behalf of the Highly Compensated Employees by such percentage or amount as, and for as long as, the

688857.1
                                       23

Administrator (in its discretion) may determine is necessary or appropriate in the circumstances then prevailing.
                  (d) In the event that the Administrator determines that the Deferral Percentage for the Highly Compensated Employees has exceeded the ADP Maximum for a Plan Year, then the amount of any excess contributions (within the meaning of Section 401(k)(8)(B) of the Code) contributed on behalf of any Highly Compensated Employee, and any income allocable thereto, shall be distributed to the Highly Compensated Employee before the close of the Plan Year that next follows the Plan Year to which the excess contributions relate.
                           (i) The amount of excess  contributions  for a Highly
Compensated Employee shall be determined in the following manner:
                   (a) The Employee Tax Saver Contributions of the Highly Compensated Employee with the highest Deferral Rate shall be reduced to the extent necessary to satisfy the Deferral Percentage test or cause such Rate to equal the Deferral Rate of the Highly Compensated Employee with the next highest Deferral Rate. This process shall be repeated until the Deferral Percentage test is satisfied.
                   (b) The amount of excess contributions for a Highly Compensated Employee shall be equal to his Employee Tax Saver Contributions (calculated using such Employee's original Deferral Rate), minus his Employee Tax Saver Contributions calculated using his Deferral Rate as reduced under paragraph (a) above.
                   (c) The amount of excess contributions, as determined according to the method described in this subsection (d)(i), shall be reduced by any excess deferrals previously distributed to an Employee for the Plan Year under ss. 3.9.
                   (ii) In the case of a Highly Compensated Employee whose Deferral Rate is determined under the family aggregation rules of ss. 3.11(b)(iii), the Deferral Rate shall be reduced in accordance with the "levelling" method described in

688857.1
                                       24

Treasury Regulation Section l.401(k)-1(f)(2). Excess contributions for the family unit shall be allocated among the Family Members in proportion to the Employee Tax Saver Contributions of each Family Member that have been combined.
                           (iii)  The income allocable to any excess
contribution for the Plan Year shall be determined in accordance with Section 401(k)(8)(A)(i) of the Code, without taking into account any income allocable to those excess contributions for the period between the end of the Plan Year and the date of distribution.
         3.12 If the Participant elects both Employee Regular and Employee Tax Saver Contributions, in no event may the amount of such Contributions for a Plan Year exceed the limitations set forth in the following schedule:

If the Participant's  Employee          Then his Employee Regular
Tax Saver Contributions equal           Contributions cannot exceed
this percentage of his Basic            this percentage of his Basic
Compensation for the Plan Year:         Compensation for that Year:

            16%                                      1%
            15%                                      2%
            14%                                      3%
            13%                                      4%
            12%                                      6%
            11%                                      7%
            10%                                      8%
             9%                                      9%
             8%                                      10%
             7%                                      11%
             6%                                      12%
             5%                                      13%
             4%                                      14%
             3%                                      15%
             2%                                      16%
             1%                                      17%
             0%                                      18%

         3.13 (a) Notwithstanding any contrary Plan provision, the Administrator may direct Trustee B to accept a direct transfer to its Trust Fund of assets held for the benefit of a Participant in this Plan from such Participant, if the transfer of such assets qualifies as a rollover under section 402(c) or

688857.1
                                       25

408(d)(3)(A)(ii) of the Code. For purposes of this ss. 3.13 and subject to ss. 2.4, the term "Participant" shall include an Employee who has not yet satisfied the requirements of ss. 2.1(b).
                  (b) Assets transferred to the Plan pursuant to this ss. 3.13 shall be transferred only in cash. No transfer of an amount less than $2,000 shall be accepted under this ss. 3.13.
                  (c) Assets transferred to the Plan pursuant to this ss. 3.13 shall be credited to the Participant's Rollover Account. A Participant's interest in his Rollover Account shall be 100% vested and nonforfeitable at all times. A Participant's Rollover Account shall be invested in accordance with the Participant's direction under ss. 3.7.
                  (d) The  Administrator  may require the Participant,  prior to the transfer described in Subsection (a), to furnish a letter from the administrator, trustee, custodian or insurance company of the trust, account or contract from which the transferred amount originated, which shall contain such information as shall be requested by the Administrator to determine whether such transfer qualifies as a tax-free transfer or "rollover amount" or affects the qualified status of this Plan. The decision of the Administrator to accept a transfer shall not give rise to any liability by the Administrator, the Committee, the Company, or the Plan to the Participant or any other party on account of a subsequent determination that such transfer does not qualify as a tax-free transfer or "rollover amount". If it is later determined that a transfer to the Plan made pursuant to this Section did not qualify as a rollover under Sections 402(c) or 408(d)(3)(A)(ii) of the Code, then the balance credited to the Participant's Rollover Account allocable to such transfer shall immediately be distributed to the Participant and shall be deemed never to have been part of the Trust Funds.


688857.1
                                       26

                                   ARTICLE IV
                              COMPANY CONTRIBUTIONS

         4.1 (a) As authorized by the Board of Directors, any Company may, by written notice to the Administrator, make this ss. 4.1 applicable to such Company, effective as of the date specified in such notice.
                  (b) Each Company to which this ss. 4.1 applies shall contribute and pay into the Trust Funds for each month an amount equal to the sum of the Employee Tax Saver Contributions attributable to such month elected by Participants in the employ of such Company. Such contribution and payment shall be made on the earliest date that it can be reasonably segregated from the Company's general assets, but in no event later than the latest date on which it becomes a "plan asset" under ERISA or as otherwise prescribed under applicable federal law.
                  (c) The amount of each such Employee Tax Saver Contribution shall be credited to the Employee Tax Saver Account of the Participant for whom it is made.
         4.2 (a) Each Company will contribute and pay into the Trust Funds each month, out of its current or accumulated earnings and profits, an amount equal to 50% of the Basic Contributions for such month of each Participant in its employ, reduced (in accordance with ss. 11.3) by a pro rata share of amounts forfeited in such month pursuant to ss. 9.l(b); provided, however, that:
                           (i)  Ampex may determine and announce to
Employees before any Plan Year the maximum aggregate amount of the Company Matching Contributions (excluding reallocated forfeitures) that shall be made by all Companies on behalf of all Participants for that Plan Year, and
                           (ii) The  maximum  aggregate  amount  of the  Company
Matching Contributions (including reallocated forfeitures) that

688857.1
                                       27
shall be made on behalf of any one Participant for any Plan Year shall be $4,000, and
                           (iii) Company Matching  Contributions  made on behalf
of any Participant (a) in respect of any Plan Year other than the first Plan Year for which Company Matching Contributions may be made on his behalf pursuant to ss. 4.2(c), shall be based only on Basic Contributions that have been made out of the first $100,000 of his Basic Compensation for such Plan Year and (b) in respect of the first Plan Year for which Company Matching Contributions may be made on his behalf pursuant to ss. 4.2(c), shall be based only on Basic Contributions that have been made out of the first $100,000 of his Basic Compensation during the period beginning on the first day of the month in such Plan Year by which he has completed the service requirement described in ss. 4.2(c) and ending on the last day of such Plan Year; provided, however, that all such limitations shall remain in effect for later Plan Years until an increase or a prospective decrease is determined by Ampex and announced to Employees.
                  (b) The Company Matching Contributions made on behalf of each Participant for each month (including a pro rata share of the forfeitures applied to reduce such Contributions) shall be allocated to that Participant and credited to his Company Matching Account.
                  (c) Notwithstanding any other contrary Plan provision, a Company shall not make any Company Matching Contributions for any given month with respect to a Participant unless, on the first day of such month, the Participant has completed (i) one 365-day period commencing on the date of his first Hour of Service or (ii) one Plan Year commencing on or after the date of his first Hour of Service, during which 365- day period or Plan Year he had completed 1,000 or more Hours of Service.
         4.3 Notwithstanding ss. 4.2(b), as of the end of each Plan Year for which it is necessary in order to comply with Section

688857.1
                                       28

401(k)(3) of the Code, Ampex (in its discretion) may cause an additional Company Matching Contribution to be made to the Plan by each Company which ss. 4.1 is applicable, for allocation to the Employee Tax Saver Accounts of Participants in its employ who are not Highly Compensated Employees, of amounts proportionate to their respective Employee Tax Saver Contributions otherwise made for such Plan Year which (alone or in connection with other action taken under ss.ss. 3.9, 3.10(b) or 3.11(b)) will result in a Deferral Percentage for such Plan Year with respect to Employees who are not Highly Compensated Employees which satisfies the requirements of ss. 3.10(a). Any such additional Company Matching Contribution may be made only if the applicable requirements set forth in
Treasury Department Regulation Section 1.401(k)-1(b)(5) or any successor regulation thereto are satisfied.
         4.4 (a) Notwithstanding any contrary Plan provision, one of the following requirements shall be satisfied for each Plan Year:
                           (i) the  Contribution  Percentage  (as defined in ss.
4.4(b)) for Highly Compensated Employees shall not exceed the Contribution Percentage for all other Employees multiplied by 1.25; or
                           (ii)  the Contribution Percentage for Highly
Compensated Employees shall not exceed the Contribution Percentage for all other Employees by more than two percentage points, and the Contribution Percentage for Highly Compensated Employees shall not exceed the Contribution Percentage for all other Employees multiplied by two.
         For any Plan Year, the Administrator (in its discretion) may limit the Employee Regular and/or Company Matching Contributions to be contributed by or for the benefit of Highly Compensated Employees in such manner as may be necessary or appropriate to assure that the limitation described in this subsection (a) will be satisfied.

688857.1
                                       29

                  (b)  "Contribution Percentage" shall mean:
                           (i) with respect to Highly Compensated Employees, the
average of the decimal numbers, obtained by (a) dividing (1) the total amounts (if any) credited to the Employee Regular and Company Matching Accounts of each such Employee who is employed by a Company to which ss. 4.1 is applicable, and who is eligible to participate in the Plan, for the Plan Year in question, by
(2) his Deferral Compensation for such Plan Year, and (b) applying the aggregation rules referred to in ss. 4.4(c); and
                           (ii) with  respect  to  Employees  who are not Highly
Compensated Employees, the average of the decimal numbers, obtained by (a) dividing (1) the total amount (if any) credited to Employee Regular and Company Matching Accounts of each such Employee who is employed by a Company to which ss. 4.1 is applicable, and who is eligible to participate in the Plan, for the Plan Year in question, by (2) his Deferral Compensation for such Plan Year, and
(b) applying the aggregation rules referred to in ss. 4.4(c).
                  (c) The Contribution Percentage for the Highly Compensated Employees or non-Highly Compensated Employees who are employed by a Company to which ss. 4.1 is applicable, and who are eligible to participate in the Plan, for the Plan Year in question, shall be calculated by computing the average of the decimal numbers (calculated separately for each such Employee) determined by dividing (i) the total of all Employee Regular and/or Company Matching Contributions (including reallocated forfeitures) made by or on behalf of such Employee and credited to his Employee Regular and/or Company Matching Account for the Plan Year, by (ii) such Employee's Deferral Compensation for the Plan Year. The special aggregation rules set forth in ss. 3.11(b) with respect to calculation of Deferral Percentages shall also apply to the calculation of the actual Contribution Percentages.
                  (d)  In the event that (but for the application of

688857.1
                                       30
this  subsection  (d))  the  Administrator   determines  that  the  Contribution
Percentage for the Highly Compensated Employees would exceed the maximum permitted under ss. 4.4(a) for a Plan Year (the "ACP Maximum"), then the Administrator (in its discretion) may reduce, in accordance with ss. 4.4(a), the percentage or amount of Employee Regular and/or Company Matching Contributions subsequently to be contributed by or on behalf of the Highly Compensated Employees by such percentage or amount as, and for as long as, the Administrator (in its discretion) may determine is necessary or appropriate in the circumstances then prevailing.
                  (e) In the event that the  Administrator  determines  that the
Contribution Percentage for the Highly Compensated Employees exceeds the ACP Maximum for a Plan Year, then the amount of any excess aggregate contributions (within the meaning of Section 401(m)(6)(B) of the Code) contributed by or on behalf of any Highly Compensated Employee, and any income allocable thereto, shall be distributed to the Highly Compensated Employee before the close of the Plan Year that next follows the Plan Year to which the excess aggregate contributions relate.
                           (i) The amount of excess aggregate  contributions for
a Highly Compensated Employee, the income allocable thereto and the application of the family aggregation rules shall be determined in the manner provided in ss. 3.11(d) with respect to excess contributions.
                           (ii)  Notwithstanding  any contrary  Plan  provision,
except to the extent permitted under Section 401(k) and (m) of the Code, multiple use of the alternative methods of compliance with Section 401(k) and
(m) of the Code, as set forth in Section 401(k)(3)(A)(ii)(IX) and (m)(2)(A)(ii) of the Code, shall not be permitted. In the event that multiple use occurs, it shall be corrected by reducing the Deferral Percentage and/or the Contribution Percentage for Highly Compensated Employees (in the discretion of the Administrator) and treating such reductions as excess contributions or excess aggregate


688857.1
                                       31
contributions (as appropriate) under ss. 3.11(d) or this subsection (e).
                            (iii)  The foregoing provisions of this  ss. 4.4 are
intended to satisfy the requirements of Section 401(m) of the Code and, to the extent not otherwise stated above, the provisions of Section 401(m)(2) and (9) of the Code and Treasury Regulation Sections l.401(m)-1(b) and 1.401(m)-2 are incorporated herein by reference.
         4.5 Company Matching Contributions shall be paid in cash or in the form of shares of common stock of Ampex. When Company Matching contributions are to be made in the form of shares of common stock of Ampex, the number of shares to be contributed shall be determined pursuant to such method as shall be selected by the Administrator and communicated to the Participants. Notwithstanding the foregoing, this ss. 4.5 shall not be effective until such date as the Board of Directors specifies in a duly adopted resolution (which effective date shall not be retroactive).
         4.6 The Company will make no contributions to the Trust Funds related to or resulting from Supplemental Contributions.
         4.7 (a) In any Plan Year, which shall be the Plan's "limitation year" within the meaning of Treasury Regulation Section 1.415-2(b), the Annual Addition of a Participant shall not exceed the least of:
                           (i) 25% of such Participant's Statutory for such Plan
Year,
                           (ii) $30,000 (as adjusted  pursuant to Section 415(d)
of the Code), or
                           (iii) that amount  which  would  result in the sum of
the "defined benefit plan fraction" for all defined benefit plans of the Companies and the "defined contribution plan fraction" for all defined contribution plans of the Companies equaling or exceeding 1.00 with respect to such Participant. For purposes of this subsection (a):

                   (a) The "defined benefit plan fraction" for

688857.1
                                       32
any Plan Year is a fraction, the numerator of which is the projected annual benefit of the Participant under all the defined benefit plans of the Companies (determined as of the close of the Plan Year) and the denominator of which is the lesser of:
                                            (1) the  product of 1.25 and $90,000
(as adjusted pursuant to Section 415(d) of the Code), or
                                            (2)  the  product  of  1.4  and  the
Participant's average annual Statutory Compensation for the three consecutive Plan Years during which he was a Participant and had his greatest aggregate Statutory Compensation from the Companies.
                   (b) Subject to paragraph (c), the "defined contribution plan fraction" for any Plan Year is a fraction, the numerator of which is the sum of the annual additions to the Participant's accounts under all defined contribution plans of the Companies for all Plan Years as an Employee (determined as of the close of the Plan Year) and the denominator of such is the lesser of:
                                            (1) the  product of 1.25 and the sum
of the amounts determined under subsection (a)(ii) for all Plan Years as an Employee, or
                                            (2) the  product  of 1.4 and the sum
of the amounts determined under subsection (a)(i) for all Plan Years as an Employee.
                         (c) Notwithstanding  paragraph (b), with respect to all
Plan Years ending before January 1, 1983, the Administrator may elect to multiply the denominator of the defined contribution plan fraction (determined for the Plan Year ending in 1982) by a "transition fraction". The transition fraction shall have (1) a numerator which is the lesser of $51,875 or 1.4 multiplied by the amount determined under subsection (a)(i) for the Plan Year ending in 1981, and (2) denominator which is the lesser of $41,500 or the amount determined under subsection (a)(i) for the Plan Year ending

688857.1
                                       33

1981.
                  (b) If the Annual Addition of a Participant would exceed the limits of subsection (a) as a result of (1) an Allocation of forfeitures, (2) a reasonable error in estimating a Participant's Statutory Compensation, (3) a reasonable error in determining the amount of Employee Tax Saver Contributions that may be made with respect to any Participant without violating the limits of subsection (a) , or (4) other limited facts and circumstances found justifiable by the Commissioner of Internal Revenue, it shall be reduced until it comes within such limits Such reduction shall be accomplished by debiting the necessary amount, in the following order:
                           (i)  for  such  Plan  Year,   his  Employee   Regular
Contributions which are:
                            (a) Supplemental Contributions, and
                            (b) Basic Contributions;
                           (ii) for such Plan Year and to the extent that
clause (3) above applies, his Employee Tax Saver Contributions which are:
                            (a) Supplemental Contributions, and
                            (b) Basic Contributions;
                           (iii) Company Matching  Contributions and forfeitures
allocated to his Company Matching Account for such Plan Year; and
                           (iv)  Employee Tax Saver  Contributions  allocated to
his Employee Tax Saver Account for such Plan Year.
         The portion of such amount attributable to Employee Regular Contributions or (to the extent described in subsection (b)(ii)) Employee Tax Saver Contributions first shall be refunded to him, and the balance, if any, of such reduction shall be allocated to other Participants in the manner specified in ss. 4.2(b). If any Participant's Annual Addition would, due to such special allocation, exceed the limit of subsection (a), the excess shall be reallocated by a second special allocation, and so on as necessary to allocate such amounts within the limits of

688857.1
                                       34
subsection (a). Any amounts which cannot be so allocated because of the limitations of subsection (a), shall be held in suspense and shall be allocated and reallocated in succeeding Plan Years, in the order of time, prior to the allocation of any other Contributions.
                  (c) In the event the Plan is terminated while excess amounts are then held in suspense under subsection (b), such excess amounts shall be allocated and reallocated as provided in subsection (b), as of the day before the date of the termination as if such day were the last day of such Plan Year. Any amounts which cannot then be so allocated because of the limits of subsection (a) shall revert to the Companies, as provided in the Trust Agreements.

688857.1
                                       35

                                    ARTICLE V
                    CHANGE IN ALLOCATION TO INVESTMENT FUNDS

         5.1 Each Participant shall indicate, on such election form as the Administrator may prescribe or in such other manner as the Administrator may designate, and at such times as the Administrator may permit, the amount or percentage of all amounts already allocated to his Accounts that are to be invested in each of the Investment Funds (other than the Prior Fixed Income
Fund). Each such Participant may use such election form or opportunity to change the investment of all amounts already allocated to his Account or to indicate that the investment allocation shall remain the same. A Participant may specify as to any Investment Fund by amount or by any percentage that complies with the provisions of ss. 3.7.
         5.2 If a Participant fails to direct the manner in which the amounts allocated to his Account are to be invested, such amounts shall be invested in such one of the Investment Funds (other than the Stock Fund, if any, or the Prior Fixed Income Fund) as shall be designated by the Administrator.
         5.3 Each Participant, including a Participant who has incurred a Separation from Service but whose entire Account balance has not yet been distributed, may change his investment instruction at such times as the Administrator may permit by filing the election form prescribed by the Administrator or by indicating the desired change in such other manner as the Administrator may designate.
         5.4 Each investment direction that is received from a Participant and satisfies all applicable requirement shall be implemented by the Administrator or, upon

688857.1
                                       36
direction by the Administrator, by the Trustee, custodian or recordkeeper (as appropriate) as soon as reasonably practicable following receipt of the direction. The Administrator may impose such timing restrictions and other conditions as shall be necessary or appropriate in order to provide reasonable assurance that the implementation of any investment direction shall not (a) unfairly disadvantage other persons having an interest in any of the Investment Funds involved, (b) jeopardize the benefits provided under the plan for Participants generally, or (c) result in a violation of federal or state securities laws.


688857.1
                                       37

                                   ARTICLE VI
                CHANGE IN OR SUSPENSION OF EMPLOYEE CONTRIBUTIONS

         6.1 Upon 30 days' written notice to the Administrator (or such shorter period as may be determined by the Administrator), a Participant may direct that his Employee Regular Contributions to the Plan, and /or that Employee Tax Saver Contributions made on his behalf, be suspended for a period of not less than three months. Such suspension of Employee Regular Contributions and/or Employee Tax Saver Contributions shall not constitute withdrawal from the Plan, and the Participant may resume his Employee Regular Contributions and/or Employee Tax Saver Contributions upon 30 days' written notice to the Administrator.
         6.2 As of such dates, upon receipt of written notice on such form and at such intervals as the Administrator shall specify, a Participant may, not more often than once in each calendar month, change the percentage or percentages of his Basic Compensation to be contributed by him as Employee Regular Contributions or for him as Employee Tax Saver Contributions.


688857.1
                                       38

                                   ARTICLE VII
                  TRUST FUNDS, TRUSTEES AND INVESTMENT MANAGERS

         7.1 One or more Trustee shall be designated by Ampex, and Trust Agreements shall be executed between Ampex and the Trustees under the terms of which one or more Trust Funds shall be established to receive and hold contributions, interest and other income and to pay the benefits provided by the Plan. The Trust Funds shall be held, administered, invested and distributed by the Trustees in accordance with the applicable Trust Agreements. The appropriate Trustee shall have the sole and exclusive responsibility regarding the investments of the Trust Funds, expect to the extent that Trust Fund investments are subject to direction by Participants pursuant to ss. 5, direction by investment managers appointed pursuant to ss. 7.2, or designation by the Administrator pursuant to ss. 7.4.
         7.2 Pursuant to Sections 402(c)(3) and 405(c)(1) of ERISA, the Administrator may designate one or more investment managers as defined in
Section 3(38) of ERISA to manage (including the power to acquire and dispose of) any assets of the Plan, and/or to make professional investment decisions or recommendations. Neither the Companies, the Board of Directors, the Trustees nor the Administrator shall be liable for any act or omission of any such investment manager, except as required by law.
         7.3 (a) The Trustees, the Board of Directors, the Administrator and the Committee, if one is appointed, shall be named fiduciaries (within the meaning of Section 402(a)(2) of ERISA) and, as permitted or required by law, shall have exclusive authority and discretion to control and manage the operation and administration of the Plan as

688857.1
                                       39
provided by law within the limits set forth in the Trust Agreement, subject to proper delegations. Such named fiduciaries, the Companies, each investment manager and every person who exercises any discretionary authority or discretionary control respecting management of the Trust Funds or Plan, or exercises any authority or control respecting the management or disposition of the assets of the Trust Funds or Plan, or who renders investment advice for compensation, direct or indirect, with respect to any monies or other property of the Trust Funds or Plan, or who has authority or responsibility to do so or who has any discretionary authority or discretionary responsibility in the administration of the Plan, including any person designated by a named fiduciary to carry out fiduciary responsibilities under the Plan, shall be a fiduciary and as such shall be subject to provisions of the Plan, the Trust Agreements, ERISA and other applicable laws governing fiduciaries. Any person may serve in more than one fiduciary capacity with respect to the Plan. Notwithstanding the foregoing, no Participant or beneficiary shall be deemed to be a fiduciary with respect to the Plan merely by reason of the power to give investment and transfer directions with respect to the Participant's Account.
                  (b) Fiduciary responsibilities under the Plan are allocated as follows:
                           (i) The sole  power  and  discretion  to  manage  and
control the Plan's assets, including but not limited to the acquisition and disposition of Plan assets, is allocated to Trustee A (with respect to the Stock Fund, if any, and the Prior Fixed Income Fund) and Trustee B (with respect to all other Plan assets), except to the extent that (a) an investment manager if appointed with the power to control or manager including the power to acquire and dispose of) assets of the Plan, or (b) such power is

688857.1
                                       40
expressly reserved by the Administrator.
                           (ii) The sole  duties,  responsibilities  and  powers
allocated to the Board of Directors shall be those expressly retained under ss. 14.1.
                           (iii) The sole  duties,  responsibilities  and powers
allocated to the Companies shall be those expressly retained under the Plan or the Trust Agreements.
                           (iv) All fiduciary  responsibilities not allocated to
the Trustees, the Board of Directors, the Companies or any investment manager are hereby allocated to the Administrator, subject to delegation in accordance with ss. 12.1(f).
         7.4 All assets of the Plan shall be invested in one or more of the following Investment Funds:
                  (a) Trustee A shall continue to maintain an Investment Fund (the "Prior Fixed Income Fund") for the purpose of investing such portions of Participants' Accounts as are properly allocable to the Prior Fixed Income Fund, until such time as such Investment Fund can be liquidated into cash and reinvested into the other Investment Funds. The Prior Fixed Income Fund shall be primarily invested in guaranteed annuity contracts heretofore entered into by Ampex or the predecessor to Trustee A. Upon the direction of the Board of Directors in a duly adopted resolution, Trustee A shall also establish or maintain an Investment Fund (the "Stock Fund") for the purpose of investing such portions of Participants' Accounts as are properly allocable to the Stock Fund. The Stock Fund shall be primarily invested in shares of common stock of Ampex. To the extent reasonably necessary to meet the cash requirements of the Stock Fund, such Fund may be invested by Trustee A in units, shares or other interests in one or more common, pooled or other collective short-term investment funds which are designated by the Administrator and either (i) maintained by Trustee A, any

688857.1
                                       41
other person described in Section 3(38)(B) of ERISA or an affiliate or any such person, or (ii) registered under the Investment Company Act of 1940.
                  (b) In accordance with directions of the Administrator, Trustee B shall establish or maintain at least four other Investment Funds which shall be maintained for the purpose of investing such portions of Participants' Accounts as are, pursuant to Participants' investment instructions made in accordance with ss.ss. 5.1 and 5.3, properly allocable to each such Fund. Each such other Investment Fund shall be invested in units, shares or other interests in one or more common, pooled or other collective investment funds which are (i) designated by the Administrator, Trustee B or an investment manager appointed pursuant to ss. 7.2 with respect to the Investment Fund, and (ii) either (1) maintained by Trustee B, any other person described in Section 3(38)(B) of ERISA or an affiliate of such person, or (2) registered under the Investment Company Act of 1940.
                  (c) Except to the extent that investment responsibility for one or more of the Investment Funds has been transferred to an investment manager pursuant to ss. 7.2, the Administrator shall designate the common, poled or other collective investment funds in which the Investment Funds shall be invested. The Administrator may from time to time change the number, identity or composition of the Investment Funds made available under this ss. 7.4 and redesignate the collective investment funds in which any of the Investment Funds shall be reinvested in the Investment Funds that realized such income.
                  (d) Temporary cash balances arising in any of the Investment Funds shall be invested where feasible in any collective short-term investment fund described in subsection (a).
         7.5  All Contributions and transfers shall be paid

688857.1
                                       42
into the Investment Funds (other than the Prior Fixed Income Fund) pursuant to the Participants' directions made pursuant to ss. 3.7.
         7.6 Brokerage fees, commissions, stock transfer taxes and other charges or expenses incident to the purchase and sale of securities by, distributions or withdrawals from, or transfers among the Investment Funds (other than the Stock
Fund) shall be paid from the investment Funds involved. Taxes, if any, payable by the Trustees on the assets at any time held in the trust Funds or on the income thereof shall be paid from the Trust Funds. All other expenses and charges incurred in connection with the administration of the Plan, including the Trustees' fees and expenses, investment managers' fees and expenses, and those of their respective counsel, shall be paid from the Trust Funds, if and to the extent not paid by the Companies.
         7.7 To the extent that the power to vote securities held in the Trust Funds is delegated to one or more investment managers, the Trustees shall have the authority (in their discretion) to exercise all voting and other shareholder rights with respect to all securities held by it in Investment Funds.
         7.8 (a) Subject to the provisions of subsection (b), the following provisions shall apply with respect to voting, tender and exchange offers relating to shares of common stock of Ampex ("Stock") held in the Stock Fund:
                           (i)  Whenever any proxies or consents are
solicited from the shareholders of Stock, each Participant (or in the event of death, his beneficiary) whose Account is credited with any shares of Stock shall have the right to direct Trustee A in writing as to the manner in which such shares shall be voted. Trustee A or another person designated by Ampex (but not otherwise affiliated with Ampex) to solicit and/or tabulate votes of shareholders of

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                                       43

Stock generally (a "Recordkeeper") shall utilize its best efforts to distribute or cause to be distributed in a timely manner to each Participant (or beneficiary) a copy of the proxy solicitation material sent to shareholders, together with a form addressed to Trustee A or the Recordkeeper soliciting the Participant's (or beneficiary's) confidential, written instructions as to the manner in which such shares shall be voted. If such instructions are sent to a Recordkeeper, the Recordkeeper shall communicate the instructions to Trustee A.
         Upon receipt of such instructions, Trustee A or the custodian shall vote such shares as instructed. Shares of Stock (a) as to which Trustee A receives no voting instructions, or (b} which are held in the Stock Fund but are not credited to any Participant's (or beneficiary's) Account, shall be voted by Trustee A in the same proportion as shares are to be voted pursuant to the written voting instructions received by Trustee A.
                           (ii) Each Participant (or, in the event of death, his
beneficiary) whose Account is credited with any shares of Stock shall have the right to direct Trustee A in writing as to the manner in which to respond to a tender or exchange offer with respect to such shares. Trustee A or, if Ampex so elects, a Recordkeeper (as defined in subsection (a)(i)) shall utilize its best efforts to distribute or cause to be distributed in a timely manner to each Participant (or beneficiary) such information as will be distributed to shareholders of Stock in connection with any such tender or exchange offer, together with a form addressed to Trustee A or the Recordkeeper soliciting the Participant's (or beneficiary's) confidential, written instructions as to whether such shares shall be tendered or exchanged. If such instructions are sent to a Recordkeeper, the Recordkeeper shall communicate the instructions to Trustee A. If Trustee A receives no

688857.1
                                       44
written directions from a Participant (or beneficiary) as to the manner in which to respond to such a tender or exchange offer, Trustee A shall not tender or exchange any shares of Stock credited to the Account of the Participant (or beneficiary). Shares of Stock which are held in the Stock Fund but are not credited to the Account of any Participant (or beneficiary) shall be tendered or exchanged by Trustee A in the same proportion as the shares which are credited to the Accounts of Participants (or beneficiaries) are to be tendered or exchanged.
                  (b) Notwithstanding any contrary Plan provision, for purposes of applying subsection (a) and Section 403(a)(1) of ERISA, to the extent Section 404(c) of ERISA does not apply, each Participant (or, in the event of death, his beneficiary) shall be deemed to be a "named fiduciary" (within the meaning of
Section 402(a) of ERISA) with respect to the shares of Stock as to which such Participant (or beneficiary) has the right of direction regarding voting, tender or exchange. The directions received by Trustee A and any Recordkeeper (as defined in subsection (a)(i)) from the Participants (or beneficiaries) shall be held by Trustee A or the Recordkeeper in strict confidence and shall not be divulged or released to any person, including employees, officers or directors of Ampex or any Affiliate; provided, however, that, to the extent necessary for the operation of the Plan, such directions may be relayed by Trustee A to a recordkeeper or auditor for the Plan which recordkeeper or auditor (a) is not an Affiliate, and (k) agrees not to divulge such directions to any other person, including employees, officers or directors of Ampex or any Affiliate.
         7.9 The Trustees shall, except as otherwise provided in the Plan, pay all amounts payable under the Plan to the person or persons designated by the Plan and not to any other person or corporation. The receipt by the person to

688857.1
                                       45
whom such payment is made shall be a complete discharge to the Companies, the Administrator and the Trustees, and their officers, directors and employees for any sum so paid; and when any such payment is tendered as payment in full for all amounts due and payable to such person in accordance with the Plan, shall be a complete discharge to such person of all claims arising under or connected with participation in the Plan or the participation of the person under whom he is claiming.
         7.9 The funding policy established in this Article VII may be changed by amending the Plan in accordance with ss. 13.1.


688857.1
                                       46

                                  ARTICLE VIII
                            VALUATION OF TRUST FUNDS

         The values of Investment Funds shall be determined separately by the applicable Trustee as of the close of each business day. In making such determinations, the Trustees shall take into account the market price or other fair market value of the assets held, accrued income and uninvested cash. Each Participant's Account shall be adjusted to reflect the value of its interest in each of the Investment Funds as of the applicable Valuation Date. Notwithstanding any contrary Plan provision, the Administrator (in its discretion) shall determine the share, unit or other method(s) of accounting for the interest of each Participant's Account in the Investment Funds.


688857.1
                                       47

                                   ARTICLE IX
                    DISTRIBUTION UPON SEPARATION FROM SERVICE

         9.1 (a) (i) Upon Separation from Service, a Participant shall be entitled to receive (subject to income tax withholding) the value of his vested Accounts as of the last Valuation Date of the month in which he was last a Participant. Distribution shall be effected by the delivery to him of the number of full shares of stock represented by the value of his vested Accounts in the Stock Fund (with the value of fractional shares to be paid in cash), if any, and by payment to him of the cash value of his vested Accounts in the other Investment Funds.
                           (ii)  Such  distribution  shall  be  made  as soon as
practicable after Separation from Service. If the vested balance credited to a terminated Participant's Account exceeds $3,500 as of the Valuation Date that
(a) next precedes the date of the distribution, or (b) next preceded the date of any prior distribution or withdrawal from the Account, a distribution shall be made from the Account only if the Participant consents in writing to the distribution on such form as the Administrator shall prescribe. In the absence of such consent, the Participant shall be deemed to have elected to leave his vested Account in the Trust Fund for later distribution. A Participant who so elects to leave his Account in the Trust Funds shall remain a Participant in the Plan until the Account is finally distributed; provided, however, that he shall not have the right to make any further Contributions under Article III. He shall have the right to make transfers of values under ss.ss. 5.1, 5.3 and 5.4, in accordance with his particular eligibility at the time of Separation from Service.

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                           (iii) In the case only of a Participant  who became a
Participant before January 1, 1994. and whose Separation from Service occurs by reason of Retirement, the Participant may elect to receive (subject to income tax withholding) either a single-sum distribution, as provided in ss. 9.1(a)(i), or distribution of the value of his Account in the Investment Funds (other than the Stock Fund), in accordance with this subsection (a)(iii), in approximately equal installments (provided that the first installment may be larger than the remaining installments), over a period certain, which shall begin as soon as practicable after his Separation from Service.
                     (a)  The  period  of  time  over  which  such   installment
distributions are made shall not exceed the shorter of (1) ten years from the applicable benefit commencement date, (2) the joint life and last survivor expectancy of the Participant and his spouse (if designated as his beneficiary), or (3) the joint life and last survivor expectancy of the Participant and his designated non-spouse beneficiary; provided, however, that if the Participant's spouse is not his sole beneficiary, the minimum amount distributed each year shall not be less than the quotient obtained by dividing (x) the balance credited to his Account as of the last Valuation Date of the preceding year. by
(y) the applicable divisor, as determined under the minimum distribution incidental benefit requirement of Section 401(a)(9) of the Code.
                     (b) For purposes of paragraph (a), life expectancies shall be calculated in the manner prescribed under Section 401(a)(9) of the Code as of the Participant's and beneficiary's birthdays in the calendar year preceding the required beginning date determined under ss. 9.2(a)(iv) and shall not be recalculated thereafter.
                     (c)  An   eligible   Participant   who  elects  to  receive
installment distributions of his Accounts in the

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Investment  Funds  (other than the Stock  Fund)  shall  receive the value of his
Accounts in the Stock Fund in a single-sum distribution of stock (and the cash value of fractional shares) as soon as practicable following his Separation from Service.
                     (d) A Participant who has begun to receive installment distributions may elect to receive the balance of his Account in a single-sum payment.
                     (e) In lieu of installment distributions from the Plan pursuant to this subsection (a)(iii), the Administrator may distribute a nontransferable single premium annuity contract for a term certain providing for payments in accordance with this subsection (a)(iii).
               (iv) In any event, if upon a participant's Separation of Service, his vested balance credited to his Account exceeds $3,500 as of the date described in paragraph (ii) hereof and if such Participant does not consent in writing to an earlier benefit commencement date, the distribution of such Participant's Account balance shall be made after the last day of the Plan Year in which occurs the later of the Participant's Normal Retirement Date or the Participant's Separation from Service, but not later than the 60th day after such last day. Notwithstanding anything to the contrary in this Plan and to the extent required by Section 401(a) of the Code, a Participant's Account balances may not be distributed to him later than April 1 of the calendar year following the calendar year in which he attains age 70 1/2.
                  (b) Upon Separation from Service prior to full vesting under ss. 11.2, a Participant shall forfeit his Company Matching Account, which forfeitures shall be disposed of in accordance with ss. 11.3, subject to the following rules:
                           (i)  If the Participant again becomes an

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Employee after he incurs five  consecutive  Break in Service Years, his Credited
Service for the period after his Separation of Service shall not be taken into account for purposes of vesting in his Company Matching Account balances as of such Separation of Service.
                     (ii) If the Participant again becomes an Employee before he incurs five consecutive Break in Service Years, his Credited Service for the period after his Separation of Service shall not be taken into account for purposes of vesting in his previously forfeited Company Matching Account balances, unless either (a) he does not incur even one Break in Service Year, or
(b) he repays to the Plan an amount equal to the full amount of any distribution made to him from his Employee Regular and Employee Tax Saver Accounts under subsection (a) before the fifth anniversary of his reemployment date. Upon his reemployment prior to incurring a one Break in Service Year or upon such repayment, as the case may be, such forfeited values shall be restored to his forfeited Accounts by applying forfeitures pending reallocation and unallocated earnings and gains of the trust Funds in that order.
                  (c) If a Participant was not vested in his Company Matching Account and incurs a Separation from Service followed by a number of consecutive Break in Service Years equal to or in excess of the greater of five or the number of years of Credited Service as of such Separation of Service, his Credited Service for the period prior to such Separation of Service shall not be taken into account for purposes of determining his vested status thereafter.
         9.2 (a) Upon the death of a Participant, the value of his vested Account as of the last Valuation Date on which he was a Participant shall be distributed to his surviving spouse, if any, except to the extent, if any, to which the surviving spouse has consented under ss. 3.2(c) to the

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designation  of one or more other  beneficiaries,  and in such event,  or if the
Participant had no surviving spouse, to the executor and/or administrator of the Participant's estate.
                  (b) Distribution shall be made under subsection (a) either in one distribution of cash and shares of stock as described in ss. 9.1(a)(i) or, at the election of the designated beneficiary of a Participant who became a Participant before January 1, 1994, in a single payment of stock and installment payments over a period certain as provided in ss. 9.1(a)(iii). Such period shall not exceed (i) the end of the period certain elected by the Participant, if his death occurred after receiving the first installment payment under ss. 9.1(a)
iii), or (ii) the life expectancy of the beneficiary as calculated in accordance with ss. 9.l(a}(iii)(b). Any distribution pursuant to this subsection (b) shall be made or commenced no later than the first anniversary of the Participant's death.
         9.3 (a) If an amount payable under this Article IX cannot be ascertained or the person to whom it is payable has not been ascertained or located within the stated time limits, and if reasonable efforts to do so have been made, then distribution shall be made not later than 60 days after such amount is determined or such person is ascertained or located, or as prescribed in subsection (b).
                  (b) If, within one year after a Participant's Separation from Service has occurred, the Administrator, in the exercise of due diligence, has failed to locate him (or if the Separation from Service is by reason of his death, has failed to locate the person entitled to his vested Account under ss. 9.2), his entire distributable interest in the Plan shall be forfeited and reallocated under ss. 11.3; provided, however, that if the Participant (or in the case of his death, the person entitled thereto under ss. 9.2)

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makes proper claim  therefor,  the amount so forfeited  shall be restored to the
Participant's Account, applying forfeitures and earnings and gains of the Trust Funds, in that order, as necessary.
         9.4 Notwithstanding any contrary Plan provision, if the distributee of any eligible rollover distribution (within the meaning of Section 401(a)(31)(C) of the Code) (a) elects to have at least $500 of such distribution paid directly to an eligible retirement plan (within the meaning of Section 401(a)(31)(D) of the Code), and (b) specifies such plan on such form, at such time and subject to
such  permissible   restrictions  as  the  Administrator  may  prescribe,   such
distribution or portion thereof shall be made in the form of a direct rollover to such plan, in accordance with and subject to the conditions and limitations of Section 401(a)(31) and related provisions of the Code.


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                                    ARTICLE X
                          WITHDRAWAL DURING EMPLOYMENT

         10.1 A Participant who is an Employee may make a withdrawal from the Plan, in an amount or amounts approved by the Administrator, from his Employee Regular Account, his vested Company Matching Account, his Rollover Account, and/or if he has attained age 59-1/2, his Employee Tax Saver Account, determined as of the valuation Date coincident with or next following the Administrator's receipt of the Participant's notice of withdrawal, subject to the following restrictions:
                  (a) A  Participant  may  make  withdrawals  from  his  Company
Matching Account only after he has withdrawn all amounts from his Employee Regular Account, his Rollover Account, and if he has attained age 59-1/2. his Employee Tax Saver Account.
                  (b) Withdrawals from a Participant's Employee Regular and Employee Tax Saver Accounts shall be deemed to be made first from amounts attributable to Supplemental Contributions.
                  (c) A withdrawal shall be made from the Investment Funds in amounts attributable to his Account(s) in question, in such order of withdrawal as the Administrator may determine, subject to subsection (a)
                  (d) The amount withdrawn will be paid (subject to tax withholding) in cash except for the value of his Account in the Stock Fund which will be paid to him in full shares of stock.
                  (e) In the case of a withdrawal of any amount attributable to a Participant's Basic Contributions, except in the case of a withdrawal from the Participant's Employee Regular or Employee Tax Saver Account following

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



his layoff from employment with his Company, there shall be a suspension of the Participant's Company Matching Contributions for a period of six months following the date of the withdrawal.
         10.2 Subject to the conditions set forth in this ss. 10.2, a Participant who is an Employee may make a withdrawal from the Plan from his Employee Tax Saver Account in the event of Hardship. A Hardship withdrawal shall be made from the Participant's Employee Tax Saver Account in the Investment Funds, in such order of withdrawal as the Administrator may determine. The amount withdrawn will be paid (subject to income tax withholding) in cash, except for the value of the withdrawal from his Account in the Stock Fund which will be distributed to him in full shares of stock. A withdrawal under this ss.
10.2 shall not exceed the lesser of (1) the amount required to meet the immediate financial need created by the Hardship and not reasonably available from other resources of the Participant, or (2) the dollar amount of the Participant's Tax Saver contributions. The Administrator shall determine whether the amount is required to meet the Participant's immediate financial need on the basis of all relevant facts and circumstances. In making such determinations, the Administrator may require a Participant to provide such information as it may reasonably require and to represent to the Administrator, in the manner specified by it, that:
                  (a) The withdrawal does not exceed the immediate and heavy financial need created by the Hardship; and
                  (b) The immediate and heavy financial need created by the Hardship cannot be relieved:
                           (i)  Through   reimbursement   or   compensation   by
insurance or otherwise;
                           (ii) By reasonable  liquidation of the  Participant's
assets, to the extent such liquidation would

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



not itself cause an immediate and heavy financial need;
                           (iii) By cessation of Employee  Regular and Tax Saver
Contributions; or
                           (iv) By other distributions, withdrawals or loans (if
nontaxable at the time of the loan) from plans maintained by the Company or any Affiliate or by borrowing from commercial sources on reasonable commercial terms.
         10.3 A withdrawal under ss. 10.1 or 10.2 shall not reduce the Participant's interest in, or rights in respect of, the balance of his Account.
         10.4 After a withdrawal under ss. 10.1 or 10.2, a Participant may, at intervals of not less than six months after the last previous such withdrawal, again make a withdrawal under ss. 10.1 or 10.2.


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                                   ARTICLE XI
                             VESTING AND FORFEITURES

         11.1 A Participant's Employee Regular, Employee Tax Saver and Rollover Accounts shall at all times be fully vested and nonforfeitable.
         11.2 The interest of a Participant in his Company Matching Account shall become fully vested and nonforfeitable upon the earliest to occur of:
                  (a)  his completion of five years of Credited Service,
                  (b)  his death,
                  (c)  his 65th birthday,
                  (d)  his total disability,
                  (e)  his release from employment (other than by discharge),
                  (f) in the event of layoff, 30 days following his layoff date of record, or
                  (g)  the  termination  or  discontinuance  of the  Plan  under
Article XIV if he is then an employee of a Company or an Affiliate.
                  11.3 Amounts attributable to Company Matching Contributions standing to the credit of a Participant's Account which are forfeited by the Participant under the provisions of ss. 9.1 shall be cancelled, and shall be applied first to the restoration of forfeitures under ss. 9.1(b), and then against the Company's next Company Matching Contributions to the Trust Funds pursuant to Article IV; provided, however, that no Company Matching Contributions shall be repaid to or otherwise recovered by any Company.


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                                   ARTICLE XII
                                 ADMINISTRATION

         12.1 The Administrator shall conduct the general administration of the Plan in accordance with the Plan and shall have all the necessary power and authority to carry out that function, including the following discretionary powers and authority:
                  (a) To determine questions of eligibility of Participants and the entitlement to amounts of Participants, former Participants, beneficiaries and all other persons.
                  (b) As required by law, to engage and designate a qualified public accountant meeting the requirements of Section 103(a)(3)(D) of ERISA, and other actuaries, accountants, attorneys, appraisers, brokers, consultants, administrators, physicians or other persons and (with the Companies and their officers, directors and employees) to rely upon the advice, opinions or valuations of any such persons and, except as required by law, be fully protected in acting or relying thereon in good faith.
                  (c) To adopt any rules for the administration, interpretation and application of the Plan as are not inconsistent with the Plan and applicable law, and to amend or revoke any such rule,
                  (d) To interpret, and to resolve any ambiguities in, the Plan and any rules adopted under subsection (c).
                  (e) To conduct  claim  review  procedures  as  provided in ss.
12.10.
                  (f) To delegate any power or duty to any other person or persons including a Committee appointed pursuant to ss. 12.3.
                  (g)  To impose a reasonable charge to cover the

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cost of furnishing to Participants or beneficiaries, upon their written request, documents as required under Section 104(b)(4) of ERISA, but not for furnishing information, statements or documents as required by Section 104(b)(1), (2) or
(3) or Section 104(c) or Section 105(a) or (c) of ERISA.
                  (h) To determine in good faith the fair market value of any asset other than a security for which there is a generally recognized market.
         12.2 The Plan shall not be operated so as to discriminate in favor of Participants who are officers or shareholders or who are Highly Compensated Employees. The Plan shall be uniformly and consistently interpreted and applied with regard to all Participants in similar circumstances. The Plan shall be administered, interpreted and applied fairly and equitably and in accordance with the specified purposes of the Plan.
         12.3 Ampex may, but need not, appoint a committee consisting of three or more members appointed by and holding office during Ampex's pleasure, to function as specified under ss. 1.2.
         12.4 Committee members may resign at any time by delivering written notice to Ampex.
         12.5 Vacancies on the Committee shall be filled by Ampex at its pleasure. If at any time there should be no members of the Committee in office, Ampex shall again have its full responsibilities as Administrator.
         12.6 The Committee shall act by a majority of its members in office; provided, however, that it may appoint any of its members, or a non-member, to act on behalf of the Committee on matters arising in the ordinary course of administration. No member of the Committee shall vote on any matter in which he is personally interested, except on matters applying to Participants generally.
         12.7  Except as provided in ss. 12.10, all actions taken

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and all  determinations  made by the  Committee in good faith shall be final and binding upon all Participants, the Companies, the Trustees, any investment manager and any person interested in the Plan or the Trust Funds, and shall be given the maximum possible deference allowed by law.
         12.8 Copies of the Plan and any other documents and records which a Participant is entitled by law to inspect shall be open to inspection by him or his duly authorized representative at the principal office of Ampex at any reasonable business hour.
         12.9 Committee members shall not receive compensation from the Trust Funds for serving on the Committee. The Companies shall pay or reimburse
Committee members for all expenses reasonably incurred by them in, and shall indemnify and hold them and the Companies' officers and employees harmless from, all claims, liabilities and costs (including reasonable attorneys" fees) arising out of the good faith performance of their functions under the Plan, and may obtain and provide for them, at the Companies' expense, liability insurance against liabilities imposed on them by law. All expenses properly incurred by the Administrator and the Committee in the administration of the Plan, including legal expenses incurred in the preparation and amendment of documents, shall be paid from the Trust Funds, if and to the extent not paid by the Companies.
         12.10 (a) A claim by a Participant, former Participant, beneficiary or any other person shall be presented in writing as soon as practicable after the occurrence of the events giving rise to the claim. The claim shall be presented to a claims officer who shall be appointed by the Administrator.
                  (b) The claims officer shall, within a reasonable time, not exceeding 90 days after the claim is received, consider the claim and shall issue his

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determination thereon in writing.
                  (c) If the claim is granted, the appropriate distribution or payment shall be made from the Trust Funds or by the Companies.
                  (d) If the claim is wholly or partially denied, the claims officer shall, within a reasonable time, provide the claimant with written notice of the denial, setting forth, in a manner calculated to be understood by the claimant:
                           (i) the specific reason or reason for the denial,
                           (ii) specific references to pertinent Plan the denial
is based,
                           (iii) a  description  of any  additional  material or
information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and
                           (iv)  an  explanation  of  the  Plan's  claim  review
procedure.
                  (e) The claims officer shall provide each claimant with a reasonable opportunity to appeal a denial of a claim by the claims officer for a full and fair review by the Administrator. The claimant or his duly authorized representative:
                           (i) may request a review upon written  application to
the Administrator (which shall be filed with his Company),
                           (ii) may review  pertinent  documents,  and (iii) may
submit issues and comments in writing.
                  (f) The Administrator may establish such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the benefit which is the subject of the claim and to other attendant circumstances but which, in no event, shall be

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



less than 60 days after receipt by the claimant of written notice of denial of his claim.
                  (g) The decision by the Administrator upon review of a claim shall be made not later than 60 days after receipt by the Company of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as practicable, but not later than 120 days after receipt of the request for review.
                  (h) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provision on which the decision is based.
                  (i) To the extent permitted by law, the decision of the Administrator (if no review is properly requested) or the decision of the Administrator on review, as the case may be, shall be final and binding on all parties, if warranted on the record and reasonably based on the law and the provisions of the Plan and Trust Agreement.
         12.11 The Secretary of the Company is hereby designated as agent of the Plan for the service of legal process.
         12.12 No person shall have any rights in or to the Trust Funds or other assets of the Plan, or under the Plan, except as, and only to the extent, expressly provided for by the Plan. The benefits provided under the Plan shall be only those provided by the assets of the Trust Funds, and no liability for payment of Plan benefits shall be imposed upon Ampex or the Company or any of their Employees, officers, directors or shareholders. To the maximum extent permissible under Sections 404(c) and 410 of ERISA, neither the Companies, the Board of Directors, the Trustees, the Administrator nor the Committee, if any, shall be subject to any fiduciary liability with respect to investment

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



directions made under ss. 3.7 or Article V, or any other liability or duty under the Plan, except as expressly provided in the Plan, or for any action taken, omitted or supplied in good faith.


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                                  ARTICLE XIII
                                NONASSIGNABILITY

         13.1 It is a condition of the Plan, to which all rights of each Participant and beneficiary shall be subject, that no right or interest of any Participant or beneficiary under the Plan or in the Trust Funds shall be assignable or transferable in whole or in part, either directly or indirectly, by operation of law, or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner, but excluding devolution by death or mental incompetency, unless otherwise required by the tax withholding provisions of the Code or any state's income tax laws, and no right or interest of any Participant or beneficiary under the Plan or in the Trust Funds shall be liable for or subject to any of his obligations or liabilities. The foregoing, however, shall not apply to prevent any payment pursuant to a qualified domestic relations order (within the meaning of Section 414(p) of the Code) (a "QDRO").
         13.2 (a) The Administrator shall establish written procedures for determining whether a domestic relations order purporting to dispose of all or a portion of a Participant's Account is a QDRO. No payment shall be made to any person designated in a domestic relations order (an "Alternate Payee") until the Administrator (or a court of competent jurisdiction reversing an initial adverse determination by the Administrator) determines that the order is a QDRO. Payment shall be made to each Alternate Payee as specified in the QDRO.
                           (i) Payment  may be made to an  Alternate  Payee,  in
accordance with a QDRO, at any time beginning as

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



soon as practicable after the QDRO determination is made, without regard to whether payment, if made to a Participant at the time specified in the QDRO, would be permitted under the terms of the Plan.
                           (ii) If the  QDRO  does  not  provide  for  immediate
payment to an Alternate Payee, the Administrator shall establish a subaccount to record the interest of that Alternate Payee in the Participant's Account. The Alternate Payee shall have all the same rights to make such investment decisions with respect to his subaccount as the Participant has under ss. 3.7 and Article
V. Pending distribution of his subaccount, an Alternate Payee shall not be permitted to make withdrawals (except in accordance with the QDRO pursuant to this ss. 13.2) or borrow funds from the subaccount. Payment to the Alternate Payee shall not be deferred beyond the date distribution to the Participant (or his beneficiary) is made.
                  (b) With respect to any distributions to or withdrawals by a Participant under Articles IX or X, if the Administrator receives notice before the distribution or withdrawal is made that a QDRO is being sought with respect to the Participant's Account, the Administrator (in its discretion) may delay the distribution or withdrawal for a reasonable time pending the issuance of the QDRO.


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                                   ARTICLE XIV
                 AMENDMENT. TERMINATION. MERGER OR CONSOLIDATION

         14.1 The Board of Directors shall have the right at any time, and from time to time, to amend, in whole or in part, any or all of the provisions of this Plan. However, no such amendment shall:
                  (a) authorize or permit any part of the Trust Funds (other than such part as is required to pay taxes and administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their beneficiaries or estates;
                  (b) cause any reduction in Participant's Account, divest any portion of an Account that is then vested under the Plan, or except as may be permitted under Section 411(d)(6) of the Code, eliminate any optional form of benefit with respect to benefits accrued prior to adoption of the amendment; or
                  (c) cause or permit any portion of the Trust Funds to revert to or become the property of any Company.
         14.2 Ampex shall have the right at any time to terminate this Plan, and each Company shall have the right to discontinue its Contributions under the Plan. Upon complete or partial termination of the Plan or complete and permanent discontinuance of a Company's Contributions, the rights and interests of each of such Company's Participants in the Participants' Accounts (including their rights and interests in Company Matching Accounts) while employed by such Company shall become fully vested and shall not thereafter be subject to forfeiture. Discharge or layoff of Employees of a Company without such a declaration shall not result in a termination or partial termination of the Plan, except to the extent required by law. Upon termination of

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the  Plan  or  the  complete  and  permanent   discontinuance   of  a  Company's
Contributions, the Administrator shall direct the Trustee to distribute all assets attributable to such Company's Participants, remaining in the Trust Fund after payment of any expenses properly chargeable against such portions of the Trust Funds, to such Company's Participants in accordance with the values credited to their Accounts as of the date of such termination; provided, however, that the balances credited to each such Company's Participants' Accounts may be distributed prior to Severance from Service only to the limited extent permitted by Section 401(k)(2)(B) of the Code. The Administrator's determination shall be conclusive upon all persons.
         14.3 (a) In the event of the consolidation or merger of a Company with or into any other corporation, or the sale by a Company of its assets, the resulting successor may continue the Plan by resolution of its board of directors and by executing any required supplemental agreements to the Trust Agreements. If, within 90 days from the effective date of such consolidation, a merger or sale of assets, the new corporation does not adopt the Plan, the Plan shall be terminated with respect to such Company in accordance with ss. 14.2.
                  (b) There shall be no merger or consolidation with, or transfer of the assets or liabilities of the Plan to any other plan unless the account balance of each Participant immediately after the merger, consolidation or transfer equals the total of the Participant's account balances immediately before the merger, consolidation or transfer.


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                                   ARTICLE XV
                               GENERAL PROVISIONS

         15.1 Any Affiliate may, with the approval of the Board of Directors, adopt the Plan as a whole corporation or as to any one or more divisions or classifications of Employees, as permitted by law and by resolution of its own board of directors. Any such Affiliate shall give written notice of such adoption to the Administrator and to the Trustees by its duly authorized officers.
         15.2 Notwithstanding any contrary Plan provision, at no time shall any assets of the Plan be used for, or diverted to, purposes other than for the exclusive benefit of Participants, beneficiaries and other persons receiving or entitled to receive benefits or payments under the Plan. Except to the limited extent permitted by ss.ss. 4.7(c) and 15.3, no assets of the Plan shall ever revert to or become the property of the Company.
         15.3 Any obligation of the Company to contribute Tax Saver and/or Company Matching Contributions under the Plan is hereby conditioned upon the continued qualification of the Plan under Section 401(a) of the Code and the exempt status of the Trust Funds under Section 501(a) of the Code and upon the deductibility of such Tax Saver and/or Company Matching Contributions under
Section 404 (a) of the Code. That portion of any Tax Saver or Company Matching Contribution which is made by reason of a good faith mistake of fact, or by reason of a good faith mistake in determining the deductibility of such portion, shall be returned to the Company as promptly as practicable, but not later than one year after the contribution was made or the deduction was disallowed (as the case may be) The amount returned pursuant to the preceding sentence shall be an

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amount equal to the excess of the amount  actually  contributed  over the amount that would have been contributed if the mistake had not been made; provided, however, that gains attributable to the returnable portion shall be retained in the Trust Funds; and provided, further, that the returnable portion shall be reduced (a) by any losses attributable thereto, and (b) to avoid a reduction in the balance of any Participant's Account below the balance that would have resulted if the mistake had not been made.
         15.4 Neither the establishment or maintenance of the Plan, the making of any contributions, nor any action of the Company, the Trustees, the Administrator or the Committee, if any, shall be held or construed to confer upon any individual any right to be continued as an Employee nor, upon dismissal, any right or interest in the Trust Funds or any other assets of the Plan, except to the extent provided in the Plan. The Company expressly reserves the right to discharge any Employee at any time.
         15.5 The provisions of the Plan shall be construed, administered and enforced in accordance with ERISA and, to the extent applicable, the laws of the State of California.
         15.6 If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provision had not been included.


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




                                   ARTICLE XVI
                              TOP HEAVY PROVISIONS

         16.1 (a) Solely in the event that this Plan ever becomes Top Heavy (as defined in this subsection (a)), the provisions of this Article XVI shall apply. The Plan shall be Top Heavy if, as of any Determination Date, the aggregate of the Accounts (under this Plan and such other plans as the Companies elect to take into account under Section 416(g)(2)(A)(ii) of the Code) of Key Employees exceeds 60% of the aggregate of the Accounts of all Key Employees and Non-Key Employees. In making this calculation as of a Determination Date:
                           (i)  each  Account  balance  as of  the  most  recent
valuation date occurring within the Plan Year which includes the Determination Date shall be determined;
                           (ii) an adjustment  for  contributions  due as of the
shall be determined;
                           (iii) the Account  balance of any  Employee or former
employee shall be increased by the aggregate distributions made during the five-year period ending on the Determination Date with respect to the Employee or former Employee;
                           (iv)  the Account balance of:
                                    (a)  any  Non-Key  Employee  who  was  a Key
Employee for any prior Plan Year, and
                                    (b) any former  Employee  who  completed  no
Hours of Service during the five-year period ending on the Determination Date, shall be ignored; and
                           (v) if there have been any  rollovers  to or from any
Account, the balance of the Account shall be adjusted, as required by Section 416(g) (4)(A) of the Code.
         Notwithstanding the foregoing, this Plan shall be Top

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Heavy if, as of any Determination  Date, it is required by Section 416(g) of the
Code to be included in an Aggregation Group which is determined to a Top Heavy Group.
                  (b)  For  purposes  of  this   Article   XVI,  the   following
definitions shall be used:
                           (i)  "Aggregation Group" shall mean:
                                    (a) each plan of a Company or  Affiliate  in
which a Key Employee is a Participant at any time during the five-year period ending on the Determination Date, and
                                    (b)  each   other   plan  of  a  Company  or
Affiliate which enables any plan described in paragraph Ca) to meet the requirements of Sections 401(a)(4) or 410(b) of the Code.
                           (ii) "Determination Date" shall mean, with respect to
any Plan Year, the last day of the preceding Plan Year.
                           (iii)  "Key   Employee"   shall  be   determined   in
accordance with the definition in Section 416(i) of the Code, the provisions of which are hereby incorporated by reference; and an individual's Statutory Compensation shall be used to determine his status as "Key Employee".
                           (iv) "Non-Key  Employee"  shall mean any Employee who
is not a Key Employee.
                           (v) "Top  Heavy  Group"  shall  mean any  Aggregation
Group if, as of the Determination Date, the sum of:
                                    (a)  the  present  value  of the  cumulative
accrued benefits for all Key Employees under all defined benefit plans in such Aggregation Group, and
                                    (b) the aggregate of the accounts of all Key
Employees under all defined contribution plans in such Aggregation Group exceeds 60% of a similar sum determined for all Key Employees and Non-Key Employees.
         16.2 (a) For any Plan Year in which the Plan is Top

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Heavy,  the total  allocations to the Company  Matching Account and Employee Tax
Saver Account of any Employee who is a Non-Key Employee at the end of such Plan Year shall not be less than that determined under subsection (b).
                  (b) An allocation determined under this subsection (b) shall be a percentage of the Statutory Compensation of the Non-Key Employee which is not less than the lesser of:
                           (i)  3%, or
                           (ii)  that percentage reflecting the ratio of:
                                   (a)  the  allocations  under  ss.ss.  4.1(b),
4.2(b) and 4.3, to
                                   (b)  Basic  Compensation for the Key Employee
with respect to whom such ratio is highest for the Plan Year.
                                   (c)   Notwithstanding   the   provisions   of
Subsection (b), if the Plan is a Top Heavy Plan in a Plan Year and if a Participant who is a Non-Key Employee is also covered in such Plan year under a defined benefit plan of a Company or an Affiliate, a greater contribution shall be made to the extent necessary to satisfy the rules of Sections 415 and 416 of the Code, by either (i) using a comparability analysis showing that the Plan is providing benefits equal to the minimum benefits that must be provided under a defined benefit plan that is a Top Heavy Plan or (ii) offsetting benefits under the defined benefit plan by the benefits provided under the Plan. The minimum allocation is determined without regard to any Social Security contribution, and shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant's failure to complete any hours of service requirement, or (ii) the Participant's failure to make

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mandatory employee contributions to the Plan, or (iii) the Participant's receipt of compensation less than a stated amount. Such minimum allocations shall be made in accordance with Code Section 416.
         16.3 (a) For any Plan Year in which the Plan is Top Heavy, the vested percentage of the Company Matching Account of each Participant who completes an Hour of Service in the Plan Year shall be the percentage of the Account shown on the following Table:

               Years of                               Vested
           Credited Service                         Percentage

             Less than 3                                0%
             3 or more                                  100%


                  (b) The vested percentage of a Participant's Company Matching Contribution Account shall be not less than the vested percentage determined as of the last day of the last Plan Year in which the Plan was Top Heavy.
                  (c) Each Participant who has had his vested percentage computed under subsection (a) and who has completed at least three years of Credited Service shall be permitted to elect to have his vested percentage computed in accordance with subsection (a) for any Plan Year in which the Plan is no longer Top Heavy.


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


         16.4 For any Plan Year in which the Plan is Top Heavy, the denominator of both the defined benefit plan fraction and the defined contribution plan fraction set forth in ss. 4.7(a)(iii)(a) and (k), respectively, shall be adjusted by substituting 1.0 for 1.25, but only to the extent required by
Section 416(h) of the Code.



                                    EXECUTION
         IN WITNESS WHEREOF, Ampex Corporation, by its duly authorized officer, has executed this restated Plan on the date indicated below.

                                    AMPEX CORPORATION

Dated: _____________                By________________________
                                            Title:


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